                          INDEPENDENT AUDITORS' CONSENT

We consent to the  incorporation  by reference in  Registration  Statements  No.
333-32308,  333-85483 and 333-100650 of Medix  Resources,  Inc. on Forms S-3 and
Registration  Statements No. 333-31684,  333-57558 and 333-73578 on Forms S-8 of
our report dated February 14, 2003, appearing in this annual report on Form 10-K of Medix Resources, Inc. for the year ended December 31, 2002.

                                          /s/Ehrhardt Keefe Steiner & Hottman PC
                                             Ehrhardt Keefe Steiner & Hottman PC

February 14, 2003
Denver, Colorado